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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 1, 1998

                             GLOBE HOLDINGS, INC.
                          GLOBE MANUFACTURING CORP.
            (Exact name of registrant as specified in its charter)

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

      Massachusetts                        333-64669                          04-2017769
        Alabama                            333-64675                          63-1101362
----------------------------        ------------------------       ---------------------------------
(State or other jurisdiction        (Commission File Number)       (IRS Employer Identification No.)
of incorporation)

456 Bedford Street, Fall River, Massachusetts                                   02720
456 Bedford Street, Fall River, Massachusetts                                   02720
---------------------------------------------                                ------------
  (Address of principal executive offices)                                    (Zip Code)

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Registrant's telephone number, including area code:   (508) 674-3585
                                                      (508) 674-3585
                                                     ----------------

                       This Instrument contains 4 pages.

                    The Exhibit Index is located on page 4.


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Item 5.      Other Events

             Globe Holdings, Inc. released certain financial information for the year ended December 31, 1998. Complete financial information will be filed on Form 10-K.

Item 7. Financial Statements and Exhibits

             (c)     Exhibits

                     99.1 Certain Financial Information for the Year Ended December 31, 1998

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GLOBE HOLDINGS, INC.


Dated: March 3, 1999                 By: /s/ Lawrence R. Walsh
                                         ---------------------------
                                         Vice President, Finance and
                                                Administration

                                     GLOBE MANUFACTURING CORP.


Dated: March 3, 1999                 By: /s/ Lawrence R. Walsh
                                         ---------------------------
                                         Vice President, Finance and
                                                Administration

                                    3
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                                 EXHIBIT INDEX

     Exhibit No.               Description                   Page No.
     -----------               -----------                   --------


         99.1      Certain Financial Information for the
                   Year Ended December 31, 1998

                                       4